SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
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[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
     (section)240-14a-12

                      Franklin Property Resources Equity Trust
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                (Name of Registrant as Specified In its Charter)

                      Fraklin Property Resources Equity Trust
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                   (Name of Person(s) Filing Proxy Statement)


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    Rule  14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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                       PROPERTY RESOURCES EQUITY TRUST
                        777 MARINERS ISLAND BOULEVARD
                             SAN MATEO, CA 94404
                                (415) 312-3000

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 5, 1997

Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders of Property Resources Equity Trust will be held on June 5, 1997, at 3:00 p.m., Pacific time, at the Company's principal executive offices located at 1800 Gateway Drive, San Mateo, California for the following purposes:

      1.    To elect a Board of Directors of the Company.

      2. To ratify or reject the selection of Coopers & Lybrand L.L.P., independent accountants, as the auditors for the Company for the fiscal year ending December 31, 1997.

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at that time will be entitled to vote at the meeting or any adjournment thereof.

You are cordially invited to attend the meeting in person. Even if you plan to attend the Annual Meeting, please complete, date, sign, and return the enclosed proxy promptly in the enclosed self-addressed, stamped envelope. If you attend and wish to withdraw your proxy, you may vote personally.

Dated: April 22, 1997                    By Order of the Board of Directors,

                                          Richard S. Barone
                                          Secretary


==============================================================================

                    PLEASE RETURN YOUR PROXY CARD PROMPTLY

==============================================================================
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
==============================================================================

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

==============================================================================

                       PROPERTY RESOURCES EQUITY TRUST
==============================================================================

                               PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS JUNE 5, 1997

                SOLICITATION, REVOCATION AND VOTING OF PROXIES

This proxy statement and the enclosed proxy are furnished in connection with the annual meeting of shareholders (the "Meeting") of Property Resources Equity Trust (the "Company"). Shareholders of record at the close of business on April 14, 1997, are entitled to notice of and to vote at the Meeting. On that date, there were 1,090,060 shares of Common Stock, Series A outstanding, and 1,000 shares of Common Stock, Series B outstanding (collectively the "Common Stock"). Each share of Common Stock is entitled to one vote, and a majority of the shares entitled to vote will constitute a quorum.

The enclosed proxy is being solicited by the Company's Board of Directors (the "Directors"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Company expressly revoking your proxy, by signing and forwarding to the Company a later-dated proxy, or by attending the Meeting and casting your votes in person.

The cost of soliciting proxies will be borne by the Company. The Company may request brokerage houses and other institutions to forward the solicitation material to persons for whom they hold shares of Common Stock and to obtain authorization for the execution of proxies. The Company will reimburse brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy material. In addition to solicitations by mail, some Directors and officers of the Company, and employees of Property Resources, Inc. (the "Advisor"), without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews.

This proxy statement and the enclosed proxy are scheduled to be mailed to shareholders commencing on or about April 22, 1997.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Directors of the nominees named hereinafter, but the proxy holders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand as auditors for the Company for the fiscal year ending December 31, 1997; and in the discretion of the proxyholders upon such other matters not now known or determined which may properly come before the meeting.

                      PROPOSAL 1: ELECTION OF DIRECTORS

The enclosed proxy will be voted, unless authority is withheld, for the election of the nominees named herein as Directors of the Company, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees have consented to serve as Directors. However, if any nominee is not available for election at the time of the meeting, the proxyholders may vote for any substitute person nominated by the Board of Directors, in their discretion. The presence of a majority of the shares entitled to vote, in person or by proxy, at the meeting constitutes a quorum. A quorum is required to elect Directors and to conduct business at the meeting. In the election of Directors, the proxyholders intend to distribute, in such proportions as they see fit, the votes represented by each proxy among the three nominees named herein or any such substitute person nominated by the Board, and authority to do so is included in the proxy.

Under the corporation law of the State of California, a shareholder is entitled to cumulate his votes in the election of Directors. This means that a shareholder may give to any one nominee a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his shares are entitled; or, a shareholder may distribute such votes, based upon the same principle, among as many candidates as he chooses. If a majority of the shares of Common Stock entitled to vote are represented in person or by proxy at the meeting, the three nominees who receive the highest number of votes will be the Directors for the next year and until their successors are elected and qualified. A shareholder may use his proxy for cumulative voting by noting the number of shares to be voted for each nominee. Unless otherwise noted on the proxy card, shares of persons submitting a proxy will be voted equally for each nominee (subject to the proxyholders' right to cumulate votes represented by each proxy as referenced above).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED BELOW OR THEIR SUBSTITUTES AS SET FORTH HEREIN.

NAME, AGE AND FIVE-YEAR BUSINESS EXPERIENCE                     DIRECTOR SINCE




DAVID P. GOSS (49)                                                      1987
Mr. Goss is Chief Executive Officer, President and Director of the Company (1987 to date). He is also Chief Executive Officer, President and Director of the Advisor, Franklin Properties, Inc., Franklin Real Estate Income Fund
(1988 to date), Franklin Select Real Estate Income Fund (1989 to date) and Franklin Advantage Real Estate Income Fund (1990 to date). Mr. Goss has a B.A. degree from the University of California, Berkeley, and a J.D. degree from the New York University School of Law.

DAVID W. WALTERS (50)                                                   1986
Mr. Walters is an Independent Director of the Company (1986 to date) and has been a practicing attorney since 1974, specializing in real estate acquisitions, finance, securities and taxation. From 1974 to 1976, Mr. Walters was with the California State Department of Corporations where, as Corporations Counsel, he was responsible for the administration of California's Real Estate Securities Qualification Rules. From 1976 to 1978, Mr. Walters was a member of the Bank of America's legal staff, where he specialized in commercial and consumer lending problems. Since 1978, Mr. Walters has been in private practice. Mr. Walters graduated from Stanford University where he received a B.S. degree. He also received a M.B.A. degree from the University of California at Berkeley, a J.D. degree from the University of San Francisco and a Masters degree in Taxation from Golden Gate University.

JAMES A. NILES (51)                                                     1985
Mr. Niles is an Independent Director of the Company (1985 to date), and is an independent consultant. Mr. Niles attended the University of California, Davis, where he received a B.S, M.S. and Ph.D. in Agricultural Economics. Mr. Niles was a faculty member at the University of Florida from 1973 to 1978, and an Associate Professor at the Institute of Agribusiness at the University of Santa Clara from 1978 to 1986. Mr. Niles is the owner of Creekside Investment located in Los Gatos, California.

As of April 14, 1997, none of the Directors owned any shares of the Company, beneficially or of record, nor to the Company's knowledge, did any person own more than 5% of the outstanding Common Stock. Property Resources, Inc. owns shares of Common Stock which amount to less than 1% of the total outstanding shares of the Company.

The executive officers of the Company other than those listed above are:

RICHARD S. BARONE (46)
Mr. Barone is Secretary of the Company (1988 to date). He is also Secretary of the Advisor, Franklin Properties, Inc., Franklin Real Estate Income Fund
(1988 to date), Franklin Select Real Estate Income Fund (1989 to date) and Franklin Advantage Real Estate Income Fund (1990 to date). He is also Senior Vice President - Legal of the Advisor and Franklin Properties, Inc. (1988 to date) and Corporate Counsel of Franklin Resources, Inc. (1988 to date). Previously, Mr. Barone was employed by the Robert A. McNeil Corporation as Corporate Counsel from 1982 until June, 1987, during which period he also held the positions of Vice President - Legal (1984 to 1987) and Secretary (1986 to 1987). Prior to 1982, he was in a private law practice in San Mateo, California. Mr. Barone received a B.A. degree and a J.D. degree from the University of San Francisco. He is a member of the State Bar of California.

MARTIN L. FLANAGAN (36)
Mr. Flanagan is Vice President - Finance and Chief Financial Officer of the Company, the Advisor and Franklin Properties, Inc. He is also Senior Vice President, Chief Financial Officer and Treasurer of Franklin Resources, Inc.; Senior Vice President and Treasurer of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc., and Franklin Institutional Services Corporation; Treasurer of Franklin Management, Inc., and Franklin Trust Company; Senior Vice President of Franklin/Templeton Investor Services, Inc. and Franklin Agency, Inc.; a Director of Templeton/National Bank of Greece Management
(Luxembourg), Templeton Investment Management (Singapore), Templeton Investment Management (Hong Kong), Templeton Funds Investment Annuity Company, Templeton Funds Trust Company, Templeton Funds Management, Inc., Templeton Holding Ltd., Templeton/Franklin Investment Services, Inc.,
Templeton Life Assurance Ltd., Templeton Quantitative Advisors, Inc., Templeton Emerging Markets, Templeton Management (Luxembourg), Templeton Unit Trust Managers, Ltd., and Templeton Investment Management, Ltd. (Edinburgh); Executive Vice President, Chief Operating Officer and a Director of Templeton Worldwide, Inc. and Templeton International, Inc.; Executive Vice President and a Director of T.G.H. Holdings, Ltd.; Chairman of the Board of Templeton Global Strategic Services, Inc.; General Manager of Templeton Financial Advisory Services, S.A.; Managing Director of Templeton Global Investors,
Ltd.; President and Chief Executive Officer of Templeton Global Investors; and Executive Vice President and a Director of Templeton, Galbraith & Hansberger, Ltd. and Templeton Investment Counsel, Inc. From 1982 to 1983, he was an auditor for Arthur Andersen & Company. Mr. Flanagan received a B.A. degree from Southern Methodist University and is a Certified Public
Accountant and a Chartered Financial Analyst. He is currently a member of the American Institute of Certified Public Accountants and the International Society of Financial Analysts.

DAVID N. POPELKA (44)
David Popelka is Vice President - Asset Management of the Company and Vice President for the Advisor, Property Resources, Inc. Prior to joining the General Partner, Mr. Popelka was Vice President - Portfolio Management for the Glenborough Management Company in Redwood City, California. Mr. Popelka is a graduate of Illinois State University and received a Masters degree in Business Administration from the University of Washington Graduate School of Business. He has been a guest lecturer on real estate investments and finance at Golden Gate University. Mr. Popelka is a real estate broker licensed by the State of California.

COMMITTEES AND MEETINGS OF DIRECTORS

The Directors met six times during 1996. The Audit Committee, which consists of all of the Independent Directors of the Company, met once during 1996. All of the Directors standing for re-election attended all of the meetings.

Those Directors who are not affiliated with the Advisor receive fees of $2,000 per year plus $400 per each regular meeting and $300 per each telephonic meeting attended. For the fiscal year ended December 31, 1996, fees to all Directors, and reimbursement of expenses related to attendance at Board meetings totaled $8,600.

      PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF AUDITORS

The Board of Directors recommends ratification of its designation of Coopers & Lybrand L.L.P. as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997. During the fiscal year ended December 31, 1996, the audit services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Company. Coopers & Lybrand L.L.P. has no material direct or indirect beneficial interest in the Company or the Advisor, and does not intend to send a representative to be present at the meeting. Unless marked to the contrary, proxies received will be voted FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  RATIFICATION  OF THE
APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS TO AUDIT THE FINANCIAL STATEMENT OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                                OTHER MATTERS

The Directors know of no other matters to be brought before the Meeting. If any other matters properly come before the Meeting, the proxyholders will vote the proxies in accordance with their best judgment. In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual
Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than 45 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxyholders will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of the nominees as Directors. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

The Company's Annual Report to Shareholders for the year ended December 31, 1996, is enclosed herewith.

                              OTHER INFORMATION

The Company's Board of Directors (including all of its Independent Directors) have determined, after review, that the compensation paid to the Advisor and to Continental Property Management Co. in 1996, as well as the reimbursements made by the Company to the Advisor for certain types of compensation and payments are fair and reasonable to the Company.

ADVISOR

The Company operates under an advisory agreement with the Advisor, Property Resources, Inc. Under the terms of the agreement, which is renewable annually, the Advisor provides various services such as investment advisory, acquisition and administrative services. Under the agreement, the Advisor is entitled to receive certain compensation and payments for services rendered, which includes but is not limited to, a quarterly annualized advisory fee amounting to 5% of the total cash distributions to shareholders (other than distributions attributable to the sale or refinancing of a property ). For the year ended December 31, 1996, total fees paid by the Company to the Advisor under the Advisory Agreement consisted of $21,000 in advisory fees. In addition, the Company reimbursed the Advisor for certain costs and expenses incurred on behalf of the Company for the fiscal year ended December 31, 1996, in the amount of $23,000.

PROPERTY MANAGEMENT AGREEMENT

Pursuant to an agreement between the company and Continental Property Management Co. ("CPMC"), CPMC is the property manager for the Company's property. During the year ended December 31, 1996, the Company paid CPMC property management fees totaling $35,000 and leasing commissions totaling $31,000.

SHAREHOLDERS PROPOSALS

Any Shareholders intending to present any proposal for consideration at the Company's next Annual Meeting of Shareholders must, in addition to meeting other applicable requirements, mail such proposal to the Company so that it is received at the Company's executive offices not less than 120 days in advance of April 22, 1998.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Richard S. Barone
                                    Secretary



STOCKHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUESTED.